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TOSCO [Logo]

Tosco Refining Company
1500 N. Priest Drive
Tempe, Arizona 85281
Telephone: 602-728-7900
Facsimile: 602-728-7990


March 23, 1999

Statia Terminals Point Tupper, Inc.
3817 Port Malcolm Road
Point Hawksbury, Nova Scotia BOE 2VO
Canada

Mr. Tom Thompson
Statia Terminals, Inc.
800 Fairway Drive, Suite 295
Deerfield Beach, FL 33441

Re: Tosco Corporation Notice of Renewal of Storage Agreement Beginning August 1, 1999
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Dear Tom,

Tosco hereby exercises its right for an additional term of five years at Point Tupper per section 4.2 of the existing storage contract with Statia Terminals. The term of the additional period shall be five years beginning at the completion of the initial term, August 1, 1999, as set forth in Schedule I, Variable Information Schedule.

Tosco looks forward to continuing to do business with Statia Terminals over the next five years and potentially beyond. If you have any questions concerning this matter, please call me at (602)-728-7941.


Sincerely,

/s/ William Scott Erni
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    William Scott Erni
    Crude Trader

cc:       Neil West
          Pete Sutton